Supplement No. 2 dated November 1, 1997
              (Supplanting Supplement No. 1 dated October 3, 1997)
                                       to
                         Prospectus dated August 1, 1997
                                       for
                     STATE STREET RESEARCH MONEY MARKET FUND
              a series of State Street Research Money Market Trust


Investment and Other Policy Changes

   Subject to shareholder approval as described below, the following policy changes are expected to be made:

   1. The fundamental policy on illiquid securities will be amended to eliminate the limitation on restricted securities and to change the classification of the policy from fundamental to nonfundamental to provide greater investment flexibility to, among other things, invest in Rule 144A and Section 4(2) securities.

   2. The fundamental policy regarding concentration of investments in any one industry will be amended to provide that the Fund will invest more than 25% of its total assets in the financial services industry and to allow for changes over time in the definition of an industry as set forth in the Fund's Prospectus and Statement of Additional Information.

   3. The fundamental policy regarding diversification will be amended so that the provisions that limit the Fund's investments in any one nongovernmental issuer to 5% of the Fund's assets and prevent the Fund from investing in more than 10% of the voting securities of any non-governmental issuer, will apply to only 75% of the Fund's total assets.

   4. The fundamental policy regarding securities lending will be amended to clarify that lending of portfolio securities up to a maximum value of 33-1/3% of the Fund's total assets will be permissible.

   5. The fundamental policy regarding investments in securities of companies with less than three (3) years' continuous operations will be eliminated to provide greater investment flexibility.

   6. The Master Trust Agreement will be amended to permit the Trustees of the Trust to reorganize, merge or liquidate the Fund without prior shareholder approval.

   7. The Master Trust Agreement will be amended to eliminate the specified maximum time permitted between the record date and any shareholders' meeting.

   The above policy changes will be effective upon, and subject to, shareholder approval at a meeting scheduled for December 1997, or any continued session thereof. For more detailed information about the changes, obtain a copy of the related Proxy Statement by calling the State Street Research Service Center at 1-800-562-0032.

Share Class Designations

   The Fund has redesignated its share classes to be more consistent with developing mutual fund industry practice. The changes do not affect sales charges or any other share class features. Throughout this Prospectus:

   Former                 Redesignated
    Class                       Class
    -----                       -----

   Class C      is now         Class S

   Class D      is now         Class C

   The designations for Class B and Class E are unchanged.

Class S Shares

   The sub-caption "Class C Shares -- Institutional; No Sales Charge" is revised to read "Class S Shares -- Special Programs; No Sales Charge" and the second paragraph under the caption is revised in its entirety to read as follows:

     "In general, Class S shares are available for new investments by certain large institutions, advisory accounts of the Investment Manager, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class S shares have been designated. In addition, Class S shares are available through special programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations. Information on the availability of Class S shares and further conditions and limitations is available from the Distributor."

   Throughout this Prospectus, references to Class C shares (now redesignated as Class S) should be read to give effect to the above revisions regarding the availability of such shares.